EXHIBIT 99.8

DRAFT

FORM 10-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

(Mark One)

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended September 30, 2015

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission file number: None

VANGUARD ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

COLORADO	27-2888719
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

21 Waterway Ave., Ste. 300 The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 627-2500

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Name of each exchange on which registered

Securities registered pursuant to Section 12(g) of the Act: None.

___________________

(Title of class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. ☐

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. ☐

Indicate by check mark whether the registrant (1) has filed all reports to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☐ No ☒

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulations S-T (232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such filing). Yes ☐ No ☒

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☒
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act): ☐ Yes ☒ No

The aggregate market value of the voting stock held by non-affiliates of the registrant on September 30, 2017 was approximately $___

As of September 30, 2017, the registrant had 195,004,639 outstanding shares of common stock. It was also contractually commited to issue an additional 10,021,340 shares of common stock to certain holders or their successors of its common stock prior to July 1, 2017.

Documents Incorporated by Reference: None

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PART I

ITEM 1. BUSINESS.

We were incorporated in Colorado on June 21, 2010. Between February 1,2011 and June 14, 2014 we were involved in the exploration and development of oil and gas properties in southeast Texas.

We were never able to earn a profit and in January of 2013 we began investigating the possibility of selling our oil and gas properties.

As of April 30, 2014, we had liabilities of approximately $8,800,000. On March 31, 2014, we failed to make the interest payment on our convertible notes having an outstanding balance of $8,254,500. As a result, the note holders were entitled to declare the notes in default, in which case the principal amount of the notes, plus all accrued and unpaid interest, would be immediately due and payable.

With a view to paying our note holders, on June 17, 2014 we sold our oil and gas properties to Vast Exploration, Inc. for $5,500,000.

The proceeds from the sale were used to:

•	purchase the net profits interest held by Vanguard Net Profits, LLC for $230,619; and

•	pay the balance to the holders of the Convertible Notes.

In consideration for accepting less than the full amount due on their notes, and releasing their lien on our oil and gas properties, holders of notes in the remaining principal amount of $2,900,117 agreed to accept 860,380 shares of our common stock in payment of the notes and accrued interest.

On August 19, 2014, a 100-for-1 reverse split of our common stock became effective.

The sale of our oil and gas properties represented the sale of substantially all of our assets.

Subsequent Events

On July 1, 2017 the Company authorized an increase in its authorized common shares to 500,000,000 and its authorized preferred shares to 10,000,000.

July 1, 2017 the company acquired all of the shares of Solar Quartz Technologies Limited, a company incorporated in New Zealand (“SQTNZ”). These shares were purchased from Solar Quartz Technologies, Inc. (“SQTI”). The agreed value of that company’s assets is US$530 million. We subsequently changed our name to Solar Quartz Technologies Corporation in Colorado and with FINRA, and have also been cleared by FINRA to use the new trading symbol SQTX. The Company issued 213,402,755 new shares of common stock to SQTI in exchange for 122 (100%) of the common shares of SQTNZ. The issuance of these shares was equivalent to 95% of the Company's shares issued, after we issue an additional 10,021,224 shares of common stock to those holders of our common stock immediately prior to the acquisition. The Company does not anticipate any further reorganization of its common stock. We are currently preparing filing all necessary reports to the SEC with audited financial statements to resume our status as fully reporting with the SEC, and subsequently apply to trade on the more senior OTCQX exchange or NASDAQ.

SQTNZ is a corporation that has no prior business activity other than being the title owner of the exclusive mining and development rights for two High Purity Quartz (HPQ) Silica deposits known as Quartz Hill (represented by leases ML 30235, ML 30236 and ML 30237) and White Springs (represented by leases ML 30238 and ML 30239) located in North Queensland, Australia. Together they contain in excess of 15 million tons of High Purity Quartz which is feedstock in high demand in the marketplace to be used in the production of High Purity Quartz Sand (HPQS).

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HPQS is an essential primary material for the manufacture of: Photo-Voltaic (PV) solar panels; Semiconductors; all High-end Electronic products; Fiber Optical cables; Halogen Lamps; HD and LCD television screens; and Epoxy Mounding Compounds (EMC).

Employees and Offices

As of September 30, 2017, we did not have any employees.

Our office is located at 21 Waterway Avenue, Suite 300, The Woodlands, Texas 77380. This virtual office is leased for two years at a rate of $197 per month.

ITEM 1.A. RISK FACTORS.

Not applicable.

ITEM 1.B. UNRESOLVED STAFF COMMENTS.

Not Applicable

ITEM 2. PROPERTIES.

None.

ITEM 3. LEGAL PROCEEDINGS.

Not applicable

ITEM 4. MINE SAFETY DISCLOSURE.

Not applicable

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PART II

ITEM 5. MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES.

Our common stock trades in the over-the-counter market under the symbol “SQTX”. Shown below is the range of high and low closing prices for our common stock for the periods indicated as reported by the FINRA. The market quotations reflect inter-dealer prices, without retail mark-up, mark-down or commissions and may not necessarily represent actual transactions.

Quarter Ended	High		Low

December 31, 2013	$0.24		$0.13
March 31, 2014	$0.15		$0.10
June 30, 2014	$0.10		$0.02
September 30, 2014	$1.55	(1)	$0.02

December 31, 2014	$1.55		$0.40
March 31, 2015	$2.09		$0.90
June 30, 2015	$1.99		$1.01
September 30, 2015	$1.65		$1.01

_______________

(1)	Price reflects a 100-for-1 stock split which became effective on August 19, 2014.

Holders of our common stock are entitled to receive dividends as may be declared by the Board of Directors. Our Board of Directors is not restricted from paying any dividends but is not obligated to declare a dividend. No cash dividends have ever been declared and it is not anticipated that cash dividends will ever be paid.

Our Articles of Incorporation authorize our Board of Directors to issue up to 10,000,000 shares of preferred stock. The provisions in the Articles of Incorporation relating to the preferred stock allow our directors to issue preferred stock with multiple votes per share and dividend rights which would have priority over any dividends paid with respect to the holders of our common stock. The issuance of preferred stock with these rights may make the removal of management difficult even if the removal would be considered beneficial to shareholders generally, and will have the effect of limiting shareholder participation in certain transactions such as mergers or tender offers if these transactions are not favored by our management.

As of August 31, 2017, we had approximately 215 shareholders of record.

We have not declared or paid any dividends on our common stock since our inception, and we do not anticipate declaring or paying any dividends on our common stock for the foreseeable future. We currently intend to retain any future earnings to finance future growth. Any future determination to pay dividends will be at the discretion of our board of directors and will depend on our financial condition, results of operations, capital requirements and other factors the board of directors considers relevant.

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ITEM 6. SELECTED FINANCIAL DATA.

Not applicable.

ITEM 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

As a result of the sale of our oil and gas properties, as discussed in Item 1 of this report, we no longer have any oil and gas assets With the acquisition of Solar Quartz Technologies Limited we now own significant deposits of High Purity Quartz Silica.

Since we no longer have any field activity and have only minimal operations, a comparison of our financial statements with any prior period would not be meaningful.

Contractual Obligations

Our material future contractual obligations as of September 30, 2017 were as follows:

	Total	2017

2012 Convertible notes	$70,747	$70,747

Critical Accounting Policies and New Accounting Pronouncements

See Note 2 to the financial statements included as part of this report, for a description of our critical accounting policies and the potential impact of the adoption of any new accounting pronouncements.

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

Not applicable.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA (UNAUDITED).

See the financial statements and accompanying notes included with this report.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

None.

ITEM 9A. CONTROLS AND PROCEDURES.

An evaluation was carried out under the supervision and with the participation of our management, including our Principal Executive and Financial Officer, of the effectiveness of our disclosure controls and procedures as of the end of the period covered by this report on Form 10-K. Disclosure controls and procedures are procedures designed with the objective of ensuring that information required to be disclosed in our reports filed under the Securities Exchange Act of 1934, such as this Form 10-K, is recorded, processed, summarized and reported, within the time period specified in the Securities and Exchange Commission’s rules and forms, and that such information is accumulated and is communicated to our management, including our Principal Executive and Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure. Based on that evaluation, our management concluded that, as of September 30, 2015, our disclosure controls and procedures were effective.

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Management's Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting and for the assessment of the effectiveness of internal control over financial reporting. As defined by the Securities and Exchange Commission, internal control over financial reporting is a process designed by, or under the supervision of our Principal Executive and Financial Officer and implemented by our Board of Directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of our financial statements in accordance with U.S. generally accepted accounting principles.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Warren Dillard, our Principal Executive and Financial Officer, evaluated the effectiveness of our internal control over financial reporting as of September 30, 2015 based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission, or the COSO Framework (1992). Management’s assessment included an evaluation of the design of our internal control over financial reporting and testing of the operational effectiveness of those controls.

Based on this evaluation, management concluded that our internal control over financial reporting was effective as of September 30, 2017.

Changes in Internal Control Over Financial Reporting

There was no change in our internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

ITEM 9B. OTHER INFORMATION.

None.

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PART III

ITEM 10. DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE.

Our officers and directors are listed below. Our directors are generally elected at our annual shareholders’ meeting and hold office until the next annual shareholders’ meeting, or until their successors are elected and qualified. Our executive officers are elected by our directors and serve at their discretion.

Name	Age	Position

Warren Dillard	75	President, Chief Executive, Financial and Accounting Officer and a Director

Steven M. Powers	75	Vice President of Business Development, Secretary and a Director

Roger T. May	71	Director

David AB Halstead	70	Director

Michael Selsman	80	Director

The principal occupations of our officers and directors during the past several years are as follows:

Warren M. Dillard has been our President, Chief Executive, Financial and Accounting Officer and a director since June 2010. Since February 2011 Mr. Dillard has been our Principal Financial and Accounting Officer. He has previously managed mutual funds with the American Funds group of funds, was CFO of Pepperdine University and has been active in the development of numerous early stage companies in a variety of industries. Since 2005, Mr. Dillard has served as the President and a director of Enercor, Inc., a private corporation involved in oil and gas exploration and development in the western United States. Since the spring of 2010, Mr. Dillard’s involvement with Enercor has been minimal. Mr. Dillard holds a degree in Accounting from Texas A & M University and an MBA in Finance from the Harvard Business School.

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Steven M. Powers has been a director since June 2010. Since February 2011, Mr. Powers has been our Vice President of Business Development and our Secretary. Since 2005, Mr. Powers has served as Chief Executive Officer, Chairman and a director of Enercor, Inc., a private corporation involved in oil and gas exploration and development. Prior to his association with Enercor, Mr. Powers was a real estate developer. Mr. Powers earned a degree in philosophy from the University of California at Santa Barbara as well as an MBA from the University of California at Los Angeles.

Roger May has been a director since July 1, 2017. Mr. May has extensive international business experience over the last 40 years, resided in the United States for 22 years, returning to Australia September 2001. Recognized Expert in "start-up" enterprises from inception to fully operational commercial ventures. He has overcome obstacles with great ability, tenacity, flexibility and creative initiative. Acknowledged visionary and creator combined with strong implementation skills. He has excellent capital raising skills in tens of millions of dollars. He has been Founder, Chairman & CEO of five (5) publicly listed companies in the United States and Australia. He resided the United States for 22 years, founded several high-tech. communications and mineral resource development companies. Presently focused on Global commercialization of primary component material essential in manufacture of PV Solar panels, Semi-conductor, and all high-end electronics in the USA and Australia.

David AB Halstead has been a director since July 1, 2017. David has a wide range of corporate, secretarial and trusts experience, in both offshore and onshore companies. In 1973 he became a partner in a local chartered accounting firm and in 1984 a principal in the Hong Kong office of Coopers & Lybrand [now PWC] specializing in international corporate and secretarial services, and offshore tax structures. Upon his return to Auckland in 1994, he established and operated, several integrated medical centers, a surgical hospital in Auckland and a state of the art diagnostic center. He then spent 3 years working with World Vision fund raising for its micro finance arm “Vision Fund” involved with the capitalization and establishment of Vision Fund Cambodia. Since 2006, David has acted as company secretary and treasurer for a group of international clients. Contemporaneously he established and operated, until recently, a unique world-first web based joint venture service for the New Zealand Government processing immigration medicals online in a secure platform. Mr. Halstead was educated at Kings College, Auckland, the son of a former New Zealand Cabinet Minister and diplomat. He is a graduate of the University of Auckland with a Bachelor of Commerce and further qualifications in taxation.

Michael Selsman has been a director since July 17, 2017. He is a director of Gawk, Inc. and is CEO of Archer Entertainment Media Communications, Inc. Mr. Selsman, as principal of Public Communications Company, Beverly Hills, CA, represents publicly traded companies as a consultant in both public relations and investor relations. He also researches and writes due diligence reports for brokerages, public and private companies (www.publiccommunicationsco.com). He is also a partner in Troika Publishing Media, a digital new media company. He entered the entertainment industry with 20th Century-Fox in New York City, and was subsequently hired by Paramount Pictures as East Coast Publicity manager. In Hollywood, he became a public relations executive for motion picture actors, directors and writers. As a talent agent at Artists Agency (now ICM), he structured arrangements for prominent films and TV series. Becoming a producer, he re-joined 20th Century-Fox, and then MGM, and became an independent producer making films in various states. He has recently published his autobiography, “All is Vanity,”. He has been a talent agent with Artist Agency Corporation (now ICM) participating in many highly regarded television series and talent. He has provided investor relations counsel to numerous publicly traded companies. Mr. Selsman has served on the boards of a number of major charities and lectured at most of the major universities in the Los Angeles area.

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We believe that each of our directors’ experience in high quality minerals and business development qualifies him to serve as one of our directors.

Warren Dillard acts as our Principal Financial Officer.

We have adopted a code of ethics applicable to our principal executive, financial and accounting officers and persons performing similar functions.

ITEM 11. EXECUTIVE COMPENSATION

The following table summarizes the compensation received by our principal executive and financial officers during the two years ended September 30, 2015.

				Restricted		Other
Name and	Fiscal	Salary	Bonus	Stock Awards	Option Awards	Annual Compensation
Principal Position	Year	(1)	(2)	(3)	(4)	(5)	Total

Warren Dillard	2015	$20,000				$	$
President,	2014
Principal Executive,
Financial and Accounting Officer

Steven Powers	2015
Vice President of Business	2014
Development

______________

(1)	The dollar value of base salary (cash and non-cash) earned.
(2)	The dollar value of bonus (cash and non-cash) earned.
(3)	The value of the shares of restricted stock issued as compensation for services computed in accordance with ASC 718 on the date of grant.
(4)	The value of all stock options computed in accordance with ASC 718 on the date of grant.
(5)	All other compensation received that could not be properly reported in any other column of the table.

Long-Term Incentive Plans. We do not provide our officers or employees with pension, stock appreciation rights, long-term incentive or other plans.

Employee Pension, Profit Sharing or other Retirement Plans. We do not have a defined benefit, pension plan, profit sharing or other retirement plan, although we may adopt one or more of such plans in the future.

Compensation of Directors During Year Ended September 30, 2015. During the year ended September 30, 2015, we did not compensate our directors for acting as such.

Compensation Committee Interlocks and Insider Participation.. During the year ended September 30, 2015, none of our officers was also a member of the compensation committee or a director of another entity, which other entity had one of its executive officers serving as one of our directors.

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ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table shows the beneficial ownership of our common stock, as of July15, 2017 by (i) each person whom we know beneficially owns more than 5% of the outstanding shares of our common stock, (ii) each of our officers, (iii) each of our directors, and (iv) all the officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment powers over his shares of common stock. Unless otherwise indicated, beneficial ownership is determined in accordance with the Rule 13d-3 promulgated under the Securities and Exchange Act of 1934, as amended, and includes voting or investment power with respect to shares beneficially owned.

Number of Shares
	Beneficially	Percentage
Name and Address of Beneficial Owner	Owned (1)	of Class

Warren M. Dillard
21 Waterway Ave., Ste. 300
The Woodlands, TX 77380	--	--

Steven M. Powers	-	-
2426 Topanga Canyon Blvd.
Topanga, CA 90290

Roger May

David AB Halstead

Michael Selsman

All officers and directors as a group (5 persons)	-

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

None.

ITEM 14. PRINCIPAL ACCOUNTING FEES AND SERVICES.

Briggs & Veselka Co. audited our financial statements for the year ended September 30, 2014 and provided audit-related services during the year 2015.. Thayer O’Neal Company, LLC audited our financial statements for the year ended September 30, 2915. The following table shows the fees billed to us for the periods presented by each firm.

	Year Ended	Year Ended
	September 30 2015	September 30, 2014

Audit Fees	$	$87,280
Audit-Related Fees	$	$39,623
Tax Fees	$	$27,460

Audit fees represent amounts billed for professional services rendered for the audit of our annual financial statements and reviews of our quarterly financial statements.

Audit-related fees represent amounts billed for consents related to regulatory filings, audit/review of financial statements included in our registration statements filed with the Securities and Exchange Commission, and consulting related to the implementation of accounting standards.

Tax fees include professional services for tax return preparation and income tax audit support.

The policy of our directors is to pre-approve all audit and non-audit services provided by our independent auditors.

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PART IV

ITEM 15. EXHIBITS, FINANCIAL STATEMENT SCHEDULES (DRAFT).

The following exhibits were filed with the company’s Registration Statement in 2011.:

Exhibits

3.1*	Articles of Incorporation
3.2*	Bylaws
10.10*	Form of Convertible Note
14*	Code of Ethics
21*	Subsidiaries
31	Rule 13a-14(a) Certifications
32	Section 1350 Certifications

___________________

*	Incorporated by reference to the same exhibit filed with the Company’s Registration Statement on Form S-1 (File # 333-174194).
**	Incorporated by reference to the same exhibit filed with the Company’s registration statement on Form S-1 (File # 333-180987).

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SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the Registrant has caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized on the __ day of _____, 2017.

VANGUARD ENERGY CORPORATION

By:
Warren Dillard, Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of l934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature	Title	Date

	Principal Executive, Financial and Accounting Officer and Director	___ __, 2017
Warren Dillard

	Secretary, Director	___ __, 2017
Steven M. Powers

Vanguard Sept 2015 10-K 9-21-17

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

Vanguard Energy Corporation

F-1

DRAFT

VANGUARD ENERGY CORPORATION

UNAUDITED CONSOLIDATED BALANCE SHEETS

	September 30,	September 30,
	2015	2014
ASSETS
Current assets
Cash and cash equivalents	$5	$39,251

Other assets	-	12,500
Total current assets	5	51,751

Debt issuance costs	-	83,654

Total assets	$5	$135,405
LIABILITIES AND STOCKHOLDERS’ EQUITY/(DEFICIT)
Current liabilities
Accounts payable	$20,217	$578
Accrued interest payable	38,571	702902
Other liabilities	60,738	8,600
Notes payable, net of discount of $0 and $0	146,937	2,923,040
Total current liabilities	266,463	3,635,120

Commitments and contingencies	-	-
Stockholders' deficit
Preferred stock, $0.00001 par value; 5,000,000 shares
authorized, none issued or outstanding	-	-
Common stock, $0..001 par value; 100,000,000 and 50,000,000
shares authorized at September 30, 2015 and 2014, respectively,
979,109 and 115,120 shares outstanding at
September 30, 2015 and 2014,	979	127
Additional paid-in capital	6,318,920	5,522,205
Accumulated deficit	(6,586,357)	(9,022,047)
Total stockholders' deficit	(266,458)	(3,499,715)
Total liabilities and stockholders' deficit	$5	$135,405

_________________

1)	All common share amounts and per share amounts in these financial statements reflect the 1-for-100 share reverse stock split of the issued and outstanding shares of the Company’s common stock, effective August 19, 2014, including retroactive adjustment of common share amounts, See note 7.

The accompanying notes are an integral part of these consolidated financial statements.

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VANGUARD ENERGY CORPORATION

UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS

	Fiscal Year	Fiscal Year
	Ended	Ended
	September 30, 2015	September 30, 2014
Revenues
Oil and gas sales	$0	$1,676,231

Costs and expenses
Lease operating expense	0	544,045
Production taxes	0	77,253
Depreciation, depletion and amortization	0	984,200
Impairment of Oil and Gas Properties	0	861,579
Asset retirement obligation accretion	0	29,088
General and administrative	109,594	905,514
Total costs and expenses	109,594	3,401,679

(Loss) from operations	(109,594)	(1,725,448)

Other income (expense)
Other income	0	3,745
Interest income	0	233
Write down of treasury stock	(23,809)	0
Gain on settlement of participation liability		171,772
Interest expense	(31,608)	(1,458,898)
Other equipment write-off	0	20,819
Gain on debt extinguishment	2,576,890	(380,539)
Total other income (expense)	2,521,473	(1,642,868)

Income (loss) before income taxes	2,411,879	(3,368,316)
Provision for income taxes	-	-
Net income (loss)	$2,411,879	$(3,368,316)
Income (loss) per share – Basic and Diluted	$3	$(.27)
Weighted average number of
common shares	759,953	12,532,234

_______________

(2)	All common share amounts and per share amounts in these financial statements reflect the 1-for-100 share reverse stock split of the issued and outstanding shares of the Company’s common stock, effective August 19, 2014, including retroactive adjustment of common share amounts, See note 7.

The accompanying notes are an integral part of these consolidated financial statements.

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DRAFT

VANGUARD ENERGY CORPORATION

UNAUDITED CONSOLIDATED STATEMENTS OF CHANGES

IN STOCKHOLDERS' DEFICIT

					Total
	Common Stock		Additional	Accumulated	Stockholders’
	Shares	Amount	Paid In Capital	Deficit	Equity

Balance at
September 30, 2013	$127,114	$127	$5,522,204	$(5,653,730)	$(131,399)

Common stock retired	(11,871)	-	-	-	-

Net income (loss)	-	-	-	(3,368,316)	(3,368,316)

Balance at
September 30, 2014	$115,243	$127	$5,522,204	$(9,022,046)	$(3,499,715)

Issuance of shares for
settlement of debt	863,866	852	796,716		797,568

Write down of treasury
stock				23,810	23,810

Net income (loss)	-	-	-	2,411,879	2,411,879

Balance at
September 30, 2015	$979,109	$979	$6,318,920	$(6,586,357)	$(266,458)

_______________________

(3)	All common share amounts and per share amounts in these financial statements reflect the 1-for-100 share reverse stock split of the issued and outstanding shares of the Company’s common stock, effective August 19, 2014, including retroactive adjustment of common share amounts, See note 7.

The accompanying notes are an integral part of these consolidated financial statements.

F-4

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VANGUARD ENERGY CORPORATION

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOW

	Fiscal Year	Fiscal Year
	Ended	Ended
	September 30, 2015	September 30, 2014
Cash flows from operating activities
Net income (loss)	$2,411,879	$(3,368,316)
Adjustments to reconcile net loss
to net cash from operating activities:
Depreciation, depletion and amortization	0	941,294
Impairment of oil and gas properties	0	861,579
Amortization of debt issuance costs	83,070	274,740
Gain on settlement of participation liability	0	(171,772)
Gain on debt extinguishment	(2,761,732)	380,539
Asset retirement obligation accretion	0	29,088
Amortization of debt discount	0	169,145
Accretion of participation liability	0	(63,160)

Change in operating assets and liabilities:
Accounts receivable	0	343,194
Other assets	12,500	14,363
Accounts payable	19,639	(112,736)
Accrued interest payable	121,314	393,358
Other liabilities	275	(4,050)
Net cash from operating activities	(113,055)	(291,915)
Cash flows from investing activities
Capital expenditures on oil and gas properties	0	(1,012,794)
Proceeds from sale of oil and gas properties	0	5,500,000
Proceeds from notes payable Write down of treasury stock	50,000	0
Net cash from investing activities	73,809	4,487,206
Cash flows from financing activities
Repayment of notes payable	0	(5,259,706)
Settlement of participation liability		(230,6190
Net cash from financing activities	50,000	(5,490,325)
Net change in cash and cash equivalents	(39,246)	(1,295,034)
Cash and cash equivalents
Beginning of period	39,251	1,334,285
End of period	$5	$39,281

The accompanying notes are an integral part of these consolidated financial statements.

F-5

DRAFT

VANGUARD ENERGY CORPORATION

NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – BASIS OF PRESENTATION

These consolidated financial statements of Vanguard Energy (Vanguard or the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). In the opinion of management, these financials statements include all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the interim periods. Certain information, accounting policies and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been omitted pursuant to Securities and Exchange Commission (SEC) rules and regulations. These financial statements should be read along with Vanguard’s audited financial statements as of September 30, 2014.

On March 31, 2014 the Company failed to make the schedules interest payments on its 2012 Convertible Notes (Notes). As a result, the note holders were entitled to declare the Notes in default, in which case the principal amount of the Notes, plus all accrued and unpaid interest would be immediately due and payable. For this reason, the Notes are classified as current obligations within the consolidated balance sheet at September 30, 2015.

The sale of the Company’s oil and gas properties, as explained in Note 3, raised substantial doubt of the Company to continue as a going concern. The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation and Basis of Presentation— The consolidated financial statements include the accounts of Vanguard Energy Corporation and its subsidiaries. Vanguard’s significant accounting policies are consistent with those discussed in the audited financial statements as of September 30, 2015 and 2014. All significant intercompany accounts and transactions have been eliminated in consolidation.

The Company's fiscal year-end is September 30. The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and pursuant to the accounting and disclosure rules and regulations of the U.S. Securities and Exchange Commission ("SEC"). A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows

Earnings Per Share – Basic earnings per share have been calculated based upon the weighted-average number of common shares outstanding. Diluted earnings per share have been calculated based upon the weighted-average number of common and potential shares. The calculation of diluted weighted-average shares outstanding for the years ended September 30, 2015 and 2014 excludes 759,474 and 167,610 shares, respectively, issuable pursuant to outstanding warrants and debt conversions features because their effect is anti-dilutive.

Reclassifications – Certain amounts previously presented for prior periods have been reclassified to conform to the current presentation. The reclassifications had no effect on net loss, working capital or equity previously reported.

Recently Issued Accounting Pronouncements – Various accounting standards updates have been recently issued, most of which represented technical corrections to the accounting literature or were applicable to specific industries. No new accounting pronouncements have been issued that are likely to have a material impact to the Company’s consolidated financial statements.

F-6

DRAFT

VANGUARD ENERGY CORPORATION

NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

Participation Liability—In prior periods the Company recognized a participation liability related to a net profits interest granted to person who purchased the Company’s 2010 Convertible Promissory Notes. The net profits interest was held by Vanguard Net Profits, LLC and covered some of the Company’s oil and gas properties. On June 17, 2014 the Company settled the net profits interests for $230,619. The Company recognized a gain on the settlement of the participation liability of $171,772 during the quarter ended June 30, 2014 as a result.

Fair Value Measurements—The carrying value of cash and cash equivalents, accounts receivable, and accounts payable, as reflected in the balance sheets, approximate fair value because of the short-term maturity of these instruments. The estimated fair value of long-term debt was determined by discounting future cash flows using rates currently available to the Company for debt with similar terms and remaining maturities. The Company calculated that the estimated fair value of the long term debt is not significantly different than the carrying value of the debt. The participation liability associated with outstanding long-term debt was determined by utilizing a present value factor of 10 applied to proved developed reserves associated with the wells drilled with the proceeds of the notes.

Fair value is defined as the price that would be received to sell an asset or price paid to transfer a liability in an orderly transaction between market participants at the measurement date. Inputs used in determining fair value are classified for disclosure purposes according to a hierarchy that prioritizes those inputs based upon the degree to which they are observable. The three levels of the fair-value-measurement hierarchy are as follows:

•	Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

•	Level 2—Inputs that reflect quoted prices for identical assets or liabilities in markets that are not active; quoted prices for similar assets or liabilities in active markets; inputs other than quoted prices that are observable for the asset or the liability; or inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•	Level 3—Unobservable inputs reflecting the Company's own assumptions incorporated in valuation techniques used to determine fair value. These assumptions are required to be consistent with market participant assumptions that are reasonably available.

In determining fair value, the Company utilizes observable market data when available, or models that incorporate observable market data. In addition to market information, the Company incorporates transaction-specific details that, in management's judgment, market participants would take into account in measuring fair value. The Company utilizes the most observable inputs available for the valuation technique employed. If a fair value measurement reflects inputs at multiple levels within the hierarchy, the fair-value measurement of both financial and nonfinancial assets and liabilities are characterized based upon the lowest level of input that is significant to the fair value measurement.

NOTE 3 –SALE OF OIL AND GAS PROPERTIES/ PAYMENT OF CONVERTIBLE NOTES

During 2012, the Company sold $8,254,500 of Convertible Promissory Notes. On March 31, 2014 the Company failed to make the scheduled interest payments on the notes. As a result, the note holders were entitled to declare the notes in default, in which case the principal amount of the notes plus all accrued and unpaid interest would be immediately due and payable.

The Company’s inability to make the interest payment to the note holders was the result of the expenditure of considerable capital to work over some of the Company’s wells. The costs of the work far exceeded the Company’s expectations and yet the work was required in order to get the wells back into production. This depleted the Company’s cash position far below its expectations. Further, although the initial work on those wells was successful in boosting production momentarily, further complications resulted in lower production than anticipated, which was not adequate to replenish the cash expended and enable the Company to make required interest payments.

With a view to paying its note holders, the Company, on June 17, 2014 sold its oil and gas properties to Vast Exploration, Inc. for $5,500,000, after obtaining approvals from the holders of a majority of the Company’s outstanding shares of common stock and approvals of a majority of note holders. An impairment charge of $880,213 was recognized during the quarter ended March 31, 2014 for the amount which the carrying value of the Company’s oil and gas properties exceeded the estimated net proceeds from the planned sale. The Company adjusted the impairment charge by $(18,634) during the quarter ended June 30, 2014 based on final closing of the transaction. The total impairment as of September 30, 2014 is $861,579.

F-7

DRAFT

VANGUARD ENERGY CORPORATION

NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The Company used the proceeds from the sale to:

Pay holders of the convertible notes	$5,259,206
Purchase the net profits interest held by Vanguard Net Profits, LLC	230,619
Pay legal and closing costs	9,675
$5,500,000

A loss on early extinguishment of debt totaling $380,539 was recognized during the quarter ended June 30, 2014 for the write-off of a portion of the debt issuance costs and debt issuance discount associated with the debt repayment. After the payment of the $5,259,706 approximately $2,900,000 remains to be paid to the convertible note holders. As of September 30, 2014 the unamortized discount on the 2012 Convertible Promissory Notes totaled $71,754. Interest expense for the amortization of debt issuance cost and discount on the notes for the period ending September 30, 2014 was $445,078. The effective interest rate of the 2012 Convertible Promissory Notes was 28.3% for the period ending September 30, 2014. Accrued interest at September 30, 2015 was $38,571 and at September 30, 2014 was $702,902.

In consideration for accepting less than the full amount due on the notes, and releasing their lien on the Company’s oil and gas properties, holders of notes in the approximated principal of amount of $2,923,040 as a group, have agreed to received shares in the Company’s stock in payment of the remaining balances on their notes, plus accrued interest. The conversion of most of the notes payable into shares was enacted in December 2014 represented approximately 90% of the Company’s issued and outstanding shares. As of September 30, 2015 nearly all of the notes payable had been exchanged for shares with the exception of $146,937.

NOTE 4 – SUBSEQUENT EVENT

On July 1, 2017 the company acquired all of the shares of Solar Quartz Technologies Limited, a company incorporated in New Zealand (“SQTNZ”). These shares were purchased from Solar Quartz Technologies, Inc. (“SQTI”). We have agreed with SQTI that the market value of that SQTNZ’s assets is US$530 million. We subsequently changed our name to Solar Quartz Technologies Corporation in Colorado and with FINRA, and have also been cleared by FINRA to use the new trading symbol SQTX. During July 2017 the Company issued 213,402,755 new shares of common stock to SQTI in exchange for 122 (100%) of the common shares of SQTNZ. The issuance of these shares was equivalent to 95% of the Company's shares issued, after we issue in the future an additional 10,021,224 shares of common stock to those holders of our common stock immediately prior to the acquisition. The Company does not anticipate any further reorganization of its common stock. We plan to apply to trade on the more senior OTCQX exchange or NASDAQ.

SQTNZ is a corporation that has no prior business activity other than being the title owner of the exclusive mining and development rights for two High Purity Quartz (HPQ) Silica deposits known as Quartz Hill (represented by leases ML 30235, ML 30236 and ML 30237) and White Springs (represented by leases ML 30238 and ML 30239) located in North Queensland, Australia. Together they contain deposts in excess of 15 million tons of 99% pure High Purity Quartz which is feedstock in high demand in the marketplace to be used in the production of High Purity Quartz Sand (HPQS) according to independent professional reports.

HPQS is an essential primary material for the manufacture of: Photo-Voltaic (PV) solar panels; Semiconductors; all High-end Electronic products; Fiber Optical cables; Halogen Lamps; HD and LCD television screens; and Epoxy Mounding Compounds (EMC).

NOTE 5 – LONG-TERM DEBT

2012 Convertible Promissory Notes – During 2012, the Company issued $8,254,500 of Convertible Promissory Notes, due and payable on June 30, 2015 and convertible at the holder’s option, into common stock of the Company at $1.25 per share. The Convertible Promissory Notes bear interest at 15% per year, payable quarterly. Of the total amount raised, $5,179,500 represented new cash investors and $3,075,000 represented investors from the 2010 convertible note offering who chose to roll their investment in that earlier offering into the Company's new offering. Net proceeds from this financing were used to fund an accelerated developmental drilling program in the Company's oil fields located in Southeast Texas and to pay the 2010 Convertible Promissory Notes that remained outstanding on October 31, 2012, the maturity date of those notes.

F-8

DRAFT

VANGUARD ENERGY CORPORATION

NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

Direct costs of $813,780 were incurred in connection with the issuance of the 2012 Convertible Promissory Notes. The Company recognized a loss on debt extinguishment of $410,639 related to the investors who chose to roll their investment in the 2010 Convertible Promissory Notes into the new offering. The placement agents for this offering received a cash commission of $619,905 as well as 537,360 Series E warrants. Each Series E warrant entitles the holder to purchase one share of the Company’s common stock. The Series E warrants may be exercised at any time on or before June 30, 2017 at a price of $1.55 per share.

On June 16, 2014 the Company paid $5,259,706 on the 2012 Convertible Notes, leaving a balance of $2,994,794. The Company’s gross outstanding balance of the 2012 Convertible Promissory Notes was $2,994,794 as of September 30, 2014. This interest totaled $702,902 on September 30, 2014 and is considered payable along with the 2012 Convertible Notes. As of September 30, 2014, the unamortized discount on the 2012 Convertible Promissory Notes totaled $71,754. Interest expense for the amortization of debt issuance costs and discount on the notes was $810,494 for the year ended September 30, 2014. The effective interest rate of the 2012 Convertible Promissory Notes (net of the participation liability discussed below) was 28.3 % as of September 30, 2014. As disclosed in Note 3, $2,847,857 of the 2012 Convertible Notes were exchange for shares leaving a balance of $146,937 with accrued interest of $38,571 as of September 30, 2015. The unamortized discount on the 2012 Convertible Promissory Notes was written off.

Net Profits Interest Participation Liability – The note holder’s twenty percent (20%) net profits interest granted with the issuance of the 2010 Convertible Promissory Notes was owned by Vanguard Net Profits, LLC, a Texas limited liability company (the “Fund”). The Company had a 1% interest in the Fund and was the Fund’s manager. Persons that purchased the Company’s 2010 Convertible Promissory Notes owned the remaining interest in the Fund.

The Company recognized a participation liability related to the net profits interest granted. This participation liability was reflected in the liability section of the balance sheets at its estimated fair value of $-0- as of September 30, 2015 and $465,551 as of

September 30, 2014. The Company purchased the net profits interests held by the Fund for $230,619 on June 17, 2014 at a gain to the Company of $171,772.

The Company incurred expense associated with this net profits interest during the year ended September 30, 2014 $21,417. This amount is reported as interest expense in the statement of operations. The Company also made payments under this arrangement of $315,196 during the year ended September 30, 2014.

NOTE 6 – INCOME TAXES

The provision for income taxes consists of the following:

	Fiscal Year	Fiscal Year
	Ended	Ended
	September 30, 2015	September 30, 2014

Current	$-	$-
Deferred	-	-

Total	$-	$-

The provision for income taxes differs from the amount computed by applying the federal statutory income tax rate (34%) on operations as follows:

	Fiscal Year	Fiscal Year
	Ended	Ended
	September 30, 2015	September 30, 2014

Income tax expense computed at statutory rates	$	$(1,137194
Non-deductible items		(220623)
Change in valuation allowance		1,357,817

Total	$-	$-

F-9

DRAFT

VANGUARD ENERGY CORPORATION

NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The components of the net deferred tax asset were as follows:

	September 30, 2015		September 30, 2014
Deferred tax assets
Net operating loss carryforwards	$		$3,665,319
Stock-based compensation			222,936
Deferred tax liability - oil & gas properties			(1,380,769)
Participation liability			(273,638)
Subtotal			2,233,848
Valuation allowance			(2,233,848)
Net deferred tax asset		$-	$-

See note above

A valuation allowance has been established to offset reported deferred tax assets. The Company's accumulated net operating losses were approximately $__________ at September 30, 2015 and begin to expire if not utilized in the year 2030.

NOTE 7 – STOCKHOLDERS' EQUITY

On August 19, 2014, upon receiving approval from the Financial Industry Regulatory Authority, the Company approved a 1-for-100 share reverse split of the Company’s outstanding common stock. Common share amounts and per share amounts in these financial statements have been retroactively adjusted to reflect this reverse split.

Preferred Stock—5,000,000 shares authorized. None issued or outstanding.

Following the above issuances of common stock, the Company had 12,741,512 shares issued and outstanding as of September 30, 2013. In August 2014 a 100 for 1 reversed split became effective which resulted in 115,210 outstanding shares at September 30, 2014 after taking into account shares returned to Treasury.

NOTE 8 – STOCK-BASED COMPENSATION

On January 10, 2011, the Board of Directors approved a Non-Qualified Stock Option Plan (the "Plan") which authorizes the issuance of up to 1,500,000 shares of Company common stock to persons that exercise options granted pursuant to the Plan. The Company's employees, directors, officers, consultants and advisors are eligible to be granted options pursuant to the Plan, provided however that bona fide services must be rendered by such consultants or advisors, and such services must not be in connection with the offer or sale of securities in a capital-raising transaction. As of September 30, 2015 no options were outstanding.

NOTE 9 – COMMITMENTS AND CONTINGENCIES

Environmental Matters – The Company on June 17, 2014 sold all its oil and gas properties to Vast Exploration Inc. The Company as a former owner or lessee and operator of oil and gas properties, may be subject to various federal, state and local laws and regulations relating to discharge of materials into, and protection of, the environment. However, the Company did not experience any spills or other incidents which could cause environmental problems. Nevertheless, The Company maintained insurance coverage, which was believed customary in the industry, although the Company was not fully insured against all environmental risks.

Office Lease – As of September 30, 2015 the Company was no longer leasing office space. The Company has retained its month-to-month virtual office lease in Houston. The lease for the satellite office in Los Angeles was allowed to expire.

F-10

DRAFT

VANGUARD ENERGY CORPORATION

NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

Contractual Obligations – The Company’s material future contractual obligations by fiscal year as of September 30, 2015 were as follows:

	Total	2016	2017	Thereafter
Convertible notes	$146,937	$70,747	$70,747	-

The Company has contractual capital commitments outstanding in the principal balance of $146,937 at September 30, 2015. Accrued interest of $38,571 is included in the principal balance of the Convertible notes.

NOTE 10 – FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table summarizes the financial liabilities measured at fair value on a recurring basis as of September 30, 2015 and 2014: -

		September 30,	September 30,
	Level	2015	2014

Convertible Notes	1	$146,937	$146,937

F-11

DRAFT

EXHIBIT 31.1

CERTIFICATIONS

I, Warren Dillard, certify that:

1.	I have reviewed this annual report on Form 10-K of Vanguard Energy Corporation;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	designed such internal control over financial reporting, or cause such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)	disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.	The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of the internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have significant role in the registrant's internal control over financial reporting.

July __, 2017	/s/ Warren Dillard,
Warren Dillard,
Principal Executive Officer

14

DRAFT

EXHIBIT 31.2

CERTIFICATIONS

I, Warren Dillard, certify that:

1.	I have reviewed this annual report on Form 10-K of Vanguard Energy Corporation;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	designed such internal control over financial reporting, or cause such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)	disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.	The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of the internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have significant role in the registrant's internal control over financial reporting.

July __, 2017	/s/ Warren Dillard
Warren Dillard,
Principal Financial Officer

15

DRAFT

EXHIBIT 32.1

CERTIFICATIONS

In connection with the Annual Report of Vanguard Energy Corporation (the "Company") on Form 10-K for the period ending September 30, 2015 as filed with the Securities and Exchange Commission (the "Report"), Warren Dillard, the Company’s Principal Executive and Financial Officer, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

July __, 2017	By:	/s/ Warren Dillard
Warren Dillard, Principal Executive and Financial Officer

Vanguard Sept 2015 10-K 2-22-16

16